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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549

                                  FORM 8 - K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  SEPTEMBER 10, 1996

                             SYMANTEC CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                                  DELAWARE
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               (State or Other Jurisdiction of Incorporation)

               0-17781                                 77-0181864
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       (Commission File Number)            (IRS Employer Identification No.)

     10201 TORRE AVENUE, CUPERTINO, CALIFORNIA                 95014-2132
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     (Address of Principal Executive Offices)                  (Zip Code)

                               (408) 253-9600
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            (Registrant's Telephone Number, Including Area Code)

                               NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)


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                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

          On September 10, 1996, Symantec Corporation, a Delaware corporation ("REGISTRANT" or "SYMANTEC"), completed an asset sale (the "ASSET SALE") of the FormFlow family of electronic forms software programs and related tangible assets of Symantec's wholly-owned Ontario subsidiary, Delrina Corporation, and Delrina Corporation's subsidiaries (collectively, "DELRINA"), to JetForm Corporation, a corporation organized under the laws of Canada ("JETFORM"). The Asset Sale was effected pursuant to an Asset Purchase Agreement dated as of September 10, 1996 by and between Delrina and JetForm (the "ASSET PURCHASE AGREEMENT"). Under the Asset Purchase Agreement, JetForm acquired Delrina's FormFlow electronic forms software and workflow software product family, certain tangible assets relating to the acquired products and access to all current Delrina electronic forms and workflow software product customers, hired 65 Delrina employees and assumed certain obligations relating to the acquired products and hired employees. JetForm is responsible for technical and customer support of the acquired products, provided that Delrina may be required to participate in such support in certain instances. In connection with the Asset Purchase Agreement, Delrina concurrently licensed from JetForm certain software components contained in the products sold to JetForm for inclusion in Symantec and Delrina products.

          Pursuant to the terms of the Asset Purchase Agreement, JetForm is obligated to pay Delrina approximately US $100 million over a period of four years. JetForm is obligated to make payments on a quarterly basis in cash or JetForm Common Shares (at JetForm's option) over the next four years. In certain instances, JetForm may be able to set-off certain amounts payable to Delrina. In addition, JetForm's ability to make quarterly payments to Delrina will be subject to JetForm's overall financial condition at the time such payments are due.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Not applicable.

(b)  PRO FORMA FINANCIAL INFORMATION.

     Not applicable.

(c)  EXHIBITS.

     The following exhibits are filed herewith:

          2.01 Asset Purchase Agreement dated as of September 10, 1996 by and between Delrina and JetForm.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SYMANTEC CORPORATION


Date:  September 24, 1996              By /s/ Robert R.B. Dykes
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                                          Robert R.B. Dykes,
                                          Chief Financial Officer

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                              INDEX TO EXHIBITS

Exhibit
Number                           Description of Exhibit
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 2.01        Asset Purchase Agreement dated as of September 10, 1996 by and between Delrina and JetForm.

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